5.6.2025 First Quarter 2025 Earnings Results Copyright © 2025 agilon health. Confidential internal document containing proprietary information. Do not distribute.

2 Disclaimers and Forward-Looking Statements FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION Statements in this presentation that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: statements regarding timing, outcomes and other details relating to growth opportunities, our onboarding and educational programs, stabilization in Medicare Advantage, our cash flow and capital priorities, total and average membership, expected Total Revenues, Medical Margin, Adjusted EBITDA, Geography Entry Costs and other financial projections and assumptions. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control, including but not limited to: our history of net losses and the expectation that our expenses will increase in the future; failure to identify and develop successful new geographies, physician partners and payors, or execute upon our growth initiatives; success in executing our operating strategies or achieving results consistent with our historical performance; medical expenses incurred on behalf of our members may exceed revenues we receive; our ability to maintain and secure contracts with Medicare Advantage payors on favorable terms, if at all; our ability to grow new physician partner relationships sufficient to recover startup costs; availability of additional capital, on acceptable terms or at all, to support our business in the future; significant reduction in our membership; transition to a Total Care Model may be challenging for physician partners; public health crises, such as pandemics or epidemics, could adversely affect us; inaccuracy in estimates of our members’ risk adjustment factors, medical services expense, incurred but not reported claims, and earnings pursuant to payor contracts; the impact of restrictive clauses or exclusivity provisions in some of our contracts with physician partners; our ability to hire and retain qualified personnel; our ability to realize the full value of our intangible assets; security breaches, cybersecurity attacks, loss of data and other disruptions to our information systems; our ability to protect the confidentiality of our know-how and other proprietary and internally developed information; reliance on our subsidiaries; reliance on a limited number of key payors; our use of artificial intelligence; the limited terms of contracts with our payors and our ability to renew them upon expiration; our ability to navigate the changing healthcare payor market reliance on our payors, physician partners and other providers to operate our business; our ability to obtain accurate and complete diagnosis data; reliance on third-party software, data, infrastructure and bandwidth; consolidation and competition in the healthcare industry; the impact of changes to, and dependence on, federal government healthcare programs; uncertain or adverse economic and macroeconomic conditions, including a downturn or decrease in government expenditures; regulation of the healthcare industry and our and our physician partners’ ability to comply with such laws and regulations; federal and state investigations, audits and enforcement actions; repayment obligations arising out of payor audits; negative publicity regarding the managed healthcare industry generally; our use, disclosure and processing of personally identifiable information, protected health information, and de-identified data; failure to obtain or maintain an insurance license, a certificate of authority or an equivalent authorization; current and potential securities class action litigation; lawsuits not covered by insurance; changes in tax laws and regulations, or changes in related judgments or assumptions; our indebtedness and our potential to incur more debt; dependence on our subsidiaries for cash to fund all of our operations and expenses; provisions in our governing documents; ability to achieve a return on your investment depends on appreciation in the price of our common stock; and sustainability issues. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to, those factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including the factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which can be found at the SEC’s website at www.sec.gov. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. NON-GAAP This presentation includes references to non-GAAP financial measures, including but not limited to Medical Margin and Adjusted EBITDA. We believe medical margin and Adjusted EBITDA help identify underlying trends in our business and facilitate evaluation of period-to- period operating performance of our operations by eliminating items that are variable in nature and not considered by us in the evaluation of ongoing operating performance, allowing comparison of our recurring core business operating results over multiple periods. We also believe Medical Margin and Adjusted EBITDA provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics we use for financial and operational decision-making. We believe Medical Margin and Adjusted EBITDA or similarly titled non-GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance. Other companies may calculate Medical Margin and Adjusted EBITDA or similarly titled non-GAAP measures differently from the way we calculate these metrics. As a result, our presentation of Medical Margin and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures Medical Margin and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as an alternative to GAAP measures or other financial statement data presented in agilon’s consolidated financial statements. Reconciliation of such non-GAAP measures to the applicable GAAP measures are set forth in the appendix. TRADEMARKS All rights to the trademarks included herein, other than the Company’s trademarks, belong to their respective owners and our use hereof does not imply any endorsement by the owners of these trademarks. Copyright © 2025 agilon health

3 Strengthening the business for long-term success Key Takeaways Disciplined growth balancing near-term market challenges and optimizing long-term opportunity Investing in advanced clinical and operational capabilities to help reduce variability and enhance quality outcomes Strategic actions combined with cost discipline to help drive near-term improvement and sustainable long- term profitability

4 Strengthening the business for long-term success Strategic actions combined with cost discipline supports sustainable long-term profitability • Reduced exposure to Part D to less than 30% of membership • Maintain flat YoY G&A expense including platform support cost Disciplined growth- addressing current market dynamics: • Smaller class of ’25, majority under glidepath to full risk • $35-40 million in new geo entry cost Investing in advanced clinical and operational capabilities to help reduce variability and enhance quality outcomes • Expanding Palliative care program; initial launch of Heart Failure program • Onboarding and educational programs to reduce PCP performance variability • Continued advancement of data analytics capabilities

5 Quarter Ending March 31, 2025 Medicare Advantage Members 491,000 ACO Model Members 114,000 Total Members Live on Platform 605,000 Avg. Medicare Advantage Members 490,000 Total Revenues ($M) $1,533 Gross Profit ($M) $51 Medical Margin ($M) $128 Net Income (Loss) ($M) $12 Adjusted EBITDA ($M) $21 Geography Entry Costs ($M) $5 Q1 2025 Financial Performance

6 Quarter Ending June 30, 2025 Year Ending December 31, 2025 Medicare Advantage Members 485,000 – 515,000 490,000 – 520,000 ACO Model Members 105,000 – 115,000 105,000 – 115,000 Total Members Live on Platform 590,000 – 630,000 595,000 – 635,000 Avg. Medicare Advantage Members 494,000 – 532,000 490,000 – 515,000 Total Revenues ($M) $1,435 – $1,505 $5,850 – $6,025 Medical Margin ($M) $50 – $70 $275 – $325 Adjusted EBITDA ($M) ($35)–($20) ($95) – ($55) Geography Entry Costs ($M) $11 – $10 $40 – $35 2025 Financial Outlook Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation.

Strong Balance Sheet To Support Growth

Capital light model, stabilization in MA and strategic initiatives expected to deliver break-even cashflow in 2027

Balance Sheet & Cash Flow		
~$394M of cash (Q1 2025)[1]	Anticipate '25 Cash Burn of ~$110M	Expected to achieve break-even cash flow in 2027
Capital Deployment Priorities		
Increased PCP capacity and enhanced quality of network	Investments in platform- tech and clinical advancements	Enhance capabilities via internal investments
Additional Cash Flow Levers		
Tighter WCAP Management	Payer contract negotiations	Cost Discipline

- 1) Includes $25 M in ACO REACH Cash

Copyright © 2025 agilon health

agilon health

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8 Appendix Copyright © 2024 agilon health

9 Non-GAAP Reconciliations (Dollars in thousands) Three Months Ended March 31, 2025 Gross profit(1) $ 50,722 Other operating revenue (2,903) Other medical expenses 80,193 Medical margin $ 128,012 1) Gross profit is defined as total revenues less medical services expenses and other medical expense. Medical Margin

10 Non-GAAP Reconciliations (Dollars in thousands) Three Months Ended March 31, 2025 Net income (loss)(1) $ 12,112 (Income) loss from discontinued operations, net of income taxes (14,000) Interest expense 1,515 Income tax expense (benefit) 196 Depreciation and amortization 6,876 Severance and related costs 525 Stock-based compensation expense 16,720 EBITDA adjustment related to equity method investments(2) 6,873 Other(3) (10,220) Adjusted EBITDA $ 20,567 1) Includes direct geography entry costs, including investments to develop and expand our platform and costs in geographies that are in implementation and are not yet generating revenue and investments to grow existing markets. For the three months ended March 31, 2025, (i) ($1.2) million included in other medical expenses and (ii) $6.6 million included in general and administrative expenses. 2) Includes elimination of certain administrative services provided by agilon health, inc. to equity method investments. 3) Includes interest income, transaction-related costs and elimination of certain administrative services provided by agilon health, inc. to equity method investments. Adjusted EBITDA